UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2003

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as a part of this report:

Exhibit No.

99	News Release.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).

     On July 14, 2003, M&T Bank Corporation announced its results of operations for the fiscal quarter ending June 30, 2003. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

     M&T Bank Corporation is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under Item 9 of Form 8-K in accordance with SEC Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: July 14, 2003	By: /s/ Michael P. Pinto Michael P. Pinto Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.

99	News Release. Filed herewith.

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